SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

Date of Report (Date of earliest event reported) November 10, 1997


                             CHAMPIONS SPORTS, INC.
             (Exact Name of Registrant as specified in its charter)

                         Commission File number 0-17263
                         ------------------------------

        Delaware                                           52-1401755
        --------                                           ----------
(State or other jurisdiction of                      (I.R.S. Employer
        organization)                                 Identification No.)


              Suite 305, 2500 Wilson Boulevard, Arlington VA 22201
              ----------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (703)-526-0400
                                 --------------
              (Registrants's telephone number, including area code)




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Item 5.         OTHER EVENTS



Champions Sports, Inc. signed an agreement with Marriott International, Inc. to sell the rights to the CHAMPIONS service mark for $447,000 and to become the exclusive consultant and supplier of sports memorabilia to all new Marriott and Renaissance Sports Bar/Restaurants worldwide.

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Pursuant  to  the  requirements  of he  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereto duly authorized.

                                             CHAMPIONS SPORTS, INC.
                                             ----------------------
                                               (Registrant)



DATE: November 10, 1997                        /s/James M. Martell
                                               -------------------
                                               BY: James M. Martell
                                              Chairman and President






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